SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

[X]	CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 22, 2002

BLUE RHINO CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-24287	56-1870472
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

104 CAMBRIDGE PLAZA DRIVE
WINSTON-SALEM, NORTH CAROLINA 27104
(Address of principal executive offices)

(336) 659-6900
(Registrant’s telephone number, including area code)

This Amendment No. 1 to the Current Report on Form 8-K of Blue Rhino
Corporation is being filed to provide the financial statements and pro forma financial information required by Item 7.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following financial statements and pro forma information are filed as part of this report.

(a)  Financial Statements of Businesses Acquired

COMBINED FINANCIAL STATEMENTS OF PLATINUM PROPANE HOLDING, L.L.C. AND SUBSIDIARIES AND ARK HOLDING COMPANY LLC AND SUBSIDIARIES

     Independent Auditors’ Report (Exhibit 99.1)

     Combined Balance Sheet as of December 31, 2001 (Exhibit 99.1)

     Combined Statement of Operations for the year ended December 31, 2001 (Exhibit 99.1)

     Combined Statement of Members’ Deficit for the year ended December 31, 2001 (Exhibit 99.1)

     Combined Statement of Cash Flows for the year ended December 31, 2001 (Exhibit 99.1)

     Notes to Combined Financial Statements (Exhibit 99.1)

UNAUDITED COMBINED FINANCIAL STATEMENTS OF PLATINUM PROPANE HOLDING, L.L.C. AND SUBSIDIARIES AND ARK HOLDING COMPANY LLC AND SUBSIDIARIES

     Unaudited Condensed Combined Balance Sheets as of October 31, 2002 and December 31, 2001 (Exhibit 99.1)

     Unaudited Condensed Combined Statements of Operations for the ten months ended October 31, 2002 and 2001 (Exhibit 99.1)

     Unaudited Condensed Combined Statements of Cash Flows for the ten months ended October 31, 2002 and 2001 (Exhibit 99.1)

     Notes to Unaudited Condensed Combined Financial Statements (Exhibit 99.1)

(b)  Pro Forma Financial Information.

BLUE RHINO CORPORATION, PLATINUM PROPANE HOLDING, L.L.C. AND SUBSIDIARIES AND ARK HOLDING COMPANY LLC AND SUBSIDIARIES (on a consolidated basis)

     Unaudited Pro Forma Information (Exhibit 99.2)

     Unaudited Pro Forma Balance Sheet as of October 31, 2002 (Exhibit 99.2)

     Notes to Unaudited Pro Forma Balance Sheet as of October 31, 2002 (Exhibit 99.2)

     Unaudited Pro Forma Statement of Operations for the year ended July 31, 2002 (Exhibit 99.2)

     Unaudited Pro Forma Statement of Operations for the three months ended October 31, 2002 (Exhibit 99.2)

     Notes to Unaudited Pro Forma Statements of Operations (Exhibit 99.2)

(c)  Exhibits.

23.1	Consent of Daniel Professional Group, Inc.

99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUE RHINO CORPORATION

Date: February 5, 2003	By:	/s/ Mark Castaneda

Chief Financial Officer